Filed Pursuant to Rule 497(e)
1933 Act File No. 033-06836
1940 Act File No. 811-04722

FMI MUTUAL FUNDS, INC.

Supplement dated April 6, 2005 to
the Prospectus and Statement of Additional Information dated October 9, 2004

        On April 1, 2005, FMI Winslow Growth Fund was reorganized into a corresponding series of The MainStay Funds, a Massachusetts business trust. As a result of this reorganization, FMI Winslow Growth Fund is no longer a series of FMI Mutual Funds, Inc. FMI Mutual Funds, Inc. currently consists of the following series: FMI Provident Trust Strategy Fund; FMI Knappenberger Partners Emerging Growth Fund; and FMI Woodland Small Capitalization Value Fund.

        Effective as of April 1, 2005, all references to FMI Winslow Growth Fund in the Prospectus and Statement of Additional Information are hereby deleted.

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        Shareholders who have questions concerning FMI Mutual Funds, Inc. or any of its series should call 1-800-811-5311 or write to FMI Mutual Funds, Inc. at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary.